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                                                                    EXHIBIT 10.4

                              AMENDED AND RESTATED
                         MEDICAL PROPERTIES TRUST, INC.
                           2004 EQUITY INCENTIVE PLAN

                  FORM OF AWARD AGREEMENT FOR RESTRICTED STOCK

THIS AWARD AGREEMENT (the "Agreement') is made and entered into as of ______________________ by and between MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (the "Company"), and ______________________ (the "Participant") pursuant to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan, as it may be further amended and restated from time to time (the "Plan"). Capitalized terms used but not defined herein shall have the same meanings set forth in the Plan.

                                   WITNESSETH:

WHEREAS, the Participant is an Employee; and

WHEREAS, pursuant to the Plan and subject to the execution of this Agreement, the Committee has granted, and the Participant desires to receive, an Award.

NOW, THEREFORE, for and in consideration of the premises, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. AWARD OF RESTRICTED STOCK. On the date specified on Exhibit A attached hereto (the "Date of Award") but subject to the execution of this Agreement, the Company awarded to the Participant an Award (the "Award") in the form of the number of shares of Restricted Common Stock (the "Shares") as set forth on Exhibit A from the authorized and unissued or treasury Common Stock at and for the purchase price set forth on Exhibit A.

2. RESTRICTIONS. The Shares as to which the restrictions shall not have lapsed and which are not vested shall be forfeited upon the Participant's Termination of Employment. The Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until such restrictions lapse and the Shares vest, as set forth on Exhibit A. During the period prior to the lapse of such restrictions and the vesting of such Shares, any stock dividends paid with respect to the Shares shall be subject to the same restrictions and vesting period as the Shares with respect to which they are paid.

3. CERTIFICATES FOR SHARES OF RESTRICTED COMMON STOCK. Certificates respecting the Shares shall be registered in the Participant's name but shall be held by the Company's transfer agent as escrow holder until the restrictions lapse and the Shares vest, as set forth on Exhibit A.

4. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor this Agreement shall give the Participant the right to continued employment by the Company or by any Subsidiary or shall adversely affect the right of the Company or any Subsidiary to terminate the Participant's employment with or without cause at any time.

5. SECURITIES LAW RESTRICTIONS. Acceptance of this Agreement shall be deemed to constitute the Participant's certification that Participant is acquiring the Shares for Participant's own
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account and that Participant has no present intention to sell or otherwise dispose of any of the Shares and the Participant's acknowledgement that the Shares shall be subject to such restrictions and conditions on any resale and on any other disposition as the Company shall deem necessary or desirable under any applicable laws or regulations or in light of any stock exchange requirements.

6. LEGENDS. In order to enforce the restrictions imposed on the Shares, the certificates representing such Shares shall bear the following legend:

          THESE SHARES ARE HELD SUBJECT TO THE TERMS OF THE 2004 EQUITY INCENTIVE PLAN ("THE PLAN") AND SUCH SHARES MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS THEREOF. A COPY OF THE PLAN IS AVAILABLE AT THE OFFICE OF THE CORPORATION.

Such legend shall be removed as the restrictions lapse with respect to such Shares and they vest. The certificates shall also bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT RELATING TO THE SHARES OR AN OPINION OF THE CORPORATION'S COUNSEL THAT REGISTRATION IS NOT REQUIRED.

7. MISCELLANEOUS.

     (a) The Participant's rights under this Agreement can be modified, suspended or canceled only in accordance with the terms of the Plan. This Agreement may not be changed orally, but may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     (b) The invalidity or unenforceability of any provision hereof shall in no way affect the validity of enforceability of any other provision of this Agreement.

     (c) This Agreement shall bind all parties, their respective heirs, executors, administrators and assigns. Nothing contained herein shall be construed as an authorization or right of any party to assign their respective rights or obligations hereunder and the Participant shall have no right to assign this Agreement, and any such attempted assignment shall be ineffective. This Agreement shall be binding upon the Company and its successors or assigns.

     (d) This Agreement shall be subject to the applicable provisions, definitions, terms and conditions set forth in the Plan, all of which are incorporated by this reference in this Agreement and the terms of the Plan shall govern in the event of any inconsistency between the Plan and this Agreement.

     (e) This Agreement shall be interpreted and construed according to and governed by the laws of the State of Alabama.

                    [Signatures to appear on following page]
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        MEDICAL PROPERTIES TRUST, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------
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                                    EXHIBIT A

                                       TO

AWARD AGREEMENT FOR RESTRICTED STOCK dated as of ________________ between Medical Properties Trust, Inc. and ____________________________.

1.   Date of Award:

2.   Number of Shares of Restricted Common Stock:

3.   Purchase Price per Shares:

4.   Vesting Schedule:

                   Date Restrictions Lapse
Number of Shares       and Shares Vest
----------------   -----------------------
